                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K



                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


        Date of Report (Date of earliest event reported): August 29, 2006
                                (August 25, 2006)



                           FIRST BANCTRUST CORPORATION

           -----------------------------------------------------------
             (Exact name of registrant as specified in its charter)



           DELAWARE                  000-32535             37-1406661
  State or other jurisdiction       (Commission          (IRS Employer
       of Incorporation             File Number)         Identification No.)



                    101 SOUTH CENTRAL AVENUE, PARIS, IL 61944
              -----------------------------------------------------
               (Address of principal executive offices) (Zip Code)

                                 (217) 465-6381
                                 --------------
              (Registrant's telephone number, including area code)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:


[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

ITEM 8.01      OTHER EVENTS.

               On August 25, 2006, First BancTrust Corporation entered into an agreement to acquire a branch located in Rantoul, Illinois from an unaffiliated financial institution. As part of the acquisition, First BancTrust will assume approximately $12 million in deposits. First BancTrust anticipates that the branch purchase will close late in the fourth quarter of 2006 or early in the first quarter of 2007.

                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                      FIRST BANCTRUST CORPORATION



Dated: August 29, 2006                /s/Terry J. Howard
                                      ----------------------------------------
                                      Terry J. Howard
                                      President and Chief Executive Officer